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Allmerica
FINANCIAL SERVICES __________________________________________________



                                  . Allmerica IRA





                                               [LOGO] ALLMERICA
                                                      FINANCIAL(R)

                                                    Annual Report

                                                  DECEMBER 31, 2001

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General Information


OFFICERS OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY (FAFLIC)

John F. O'Brien, President and CEO
Richard M. Reilly, Senior Vice President
Edward J. Parry III, Vice President and CFO
John P. Kavanaugh, Vice President and Chief Investment Officer
Mark A. Hug, Vice President
Mark C. McGivney, Treasurer
Charles F. Cronin, Secretary and Counsel

INVESTMENT ADVISERS
Allmerica Financial Investment Management Services, Inc.
440 Lincoln Street, Worcester, MA 01653

   INVESTMENT SUB-ADVISERS
   Allmerica Asset Management, Inc.
   440 Lincoln Street, Worcester, MA 01653
     Equity Index Fund
     Select Investment Grade Income Fund
     Government Bond Fund
     Money Market Fund

   Bank of Ireland Asset Management (U.S.) Limited
   U.S. Offices: 20 Horseneck Lane, Greenwich, CT 06830
   Main Offices: 26 Fitzwilliam Place,
   Dublin 2, Ireland
     Select International Equity Fund

   Jennison Associates LLC
   466 Lexington Street, New York, NY 10017
     Select Aggressive Growth Fund (Co-Sub-Adviser)

   Massachusetts Financial Services Company
   500 Boylston Street, Boston, MA 02116
     Select Aggressive Growth Fund (Co-Sub-Adviser)

   Miller Anderson & Sherrerd, LLP
   One Tower Bridge, West Conshohocken, PA 19428
     Core Equity Fund





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Performance Disclosure

ALLMERICA IRA

Average Annual Total Returns as of 12/31/01

Total returns for the fund options shown in this report do not reflect fees charged on the separate account level. Refer to the disclosure of the specific product for such fee information.

For more information about the performance of the underlying funds, see the Performance Reviews that follow.




Performance returns in this report are historical and are not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

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                                  Allmerica IRA

Allmerica Financial is a diversified group of insurance and financial services companies. Established in 1844, First Allmerica Financial is the fifth oldest, and one of the most respected, life insurance companies in the nation. Our financial expertise, combined with a range of insurance and investment products, allows us to help you create sound financial solutions to meet your individual needs.

To be preceded or accompanied by the current prospectus. Read it carefully before investing.

If you would like to request additional copies of this report, please contact either your Allmerica Financial representative or call 1-800-533-7881.

                     The Allmerica IRA contract is issued by
         First Allmerica Financial Life Insurance Company and offered by
                 Allmerica Investments, Inc., member NASD/SIPC.

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                          [LOGO] Allmerica FINANCIAL(R)

                       THE ALLMERICA FINANCIAL COMPANIES
                       ---------------------------------
  First Allmerica Financial Life Insurance Company . Allmerica Financial Life
             Insurance and Annuity Company (all states except NY)
   Allmerica Trust Company, N.A. . Allmerica Investments, Inc. . Allmerica
        Investment Management Company, Inc. . Financial Profiles, Inc.
  The Hanover Insurance Company . AMGR., Inc. . Allmerica Financial Alliance
             Insurance Company . Allmerica Asset Management, Inc.
  Allmerica Financial Benefit Insurance Company . Citizens Insurance Company
                    of America . Citizens Management Inc.

               440 Lincoln Street, Worcester, Massachusetts 01653

10070 (12/01)

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Annual Reports dated December 31, 2001, of certain underlying funds are incorporated herein by reference as the reports sent to contract owners of the First Allmerica Financial Life Insurance Company, Separate Account I (File No. 811-6666), under Section 30b-2 of the Investment Company Act of 1940.

Incorporated by reference herein are certain series of Allmerica Investment Trust filed on Form N-30D on February 27, 2002. Accession number
0000927016-02-001169.